EXHIBIT 10.50


                              INDEMNIFICATION AGREEMENT
                              -------------------------


                    INDEMNIFICATION AGREEMENT, dated as of October 4, 1994 (this "Agreement"), among RJR NABISCO HOLDINGS CORP., a Delaware
                 ---------
          corporation ("Holdings"), WHITEHALL ASSOCIATES, L.P., a Delaware
                        --------
          limited partnership ("Whitehall Associates"), BORDEN ACQUISITION
                                --------------------
          CORP., a New Jersey corporation ("BAC"), and BORDEN, INC., a New
                                            ---
          Jersey corporation ("Borden").
                               ------


                                 W I T N E S S E T H:
                                 - - - - - - - - - -


                    WHEREAS, Holdings and Whitehall Associates are parties to a Registration Rights Agreement, dated as of July 15, 1990 (the "1990 Registration Rights Agreement") and Holdings,
                ----------------------------------
          Whitehall Associates and KKR Partners II, L.P. ("KKR Partners"),
                                                           ------------
          an affiliate of the general partner of Whitehall Associates, are parties to a Registration Rights Agreement dated as of February
          9, 1989 (the "1989 Registration Rights Agreement" and together
                        ----------------------------------
          with the 1990 Registration Rights Agreement, the "Registration
                                                            ------------
          Rights Agreements"), pursuant to which, among other things,
          -----------------
          Holdings has agreed to use its best efforts to effect from time to time registrations of certain of its securities under the Securities Act of 1933, as amended (the "Securities Act");
                                                   --------------

                    WHEREAS, Whitehall Associates, BAC and Borden are parties to an Agreement and Plan of Merger, dated as of September 23, 1994 (as amended, the "Merger Agreement"), pursuant to which,
                                     ----------------
          subject to the terms and conditions thereof, BAC has agreed to commence an exchange offer (the "Exchange Offer") for shares of
                                           --------------
          Borden's outstanding common stock, par value $.625 per share ("Borden Shares"), in which holders of Borden Shares would, upon
            -------------
          consummation of such Exchange Offer or the merger of BAC with and into Borden (the "Merger") pursuant thereto (the Exchange Offer,
                            ------
          the Merger and the option given to BAC to acquire additional Borden Shares being herein collectively referred to as the "Transactions"), receive shares of common stock, par value $.01
           ------------
          per share ("Holdings Shares"), of Holdings;
                      ---------------

                    WHEREAS, pursuant to requests by Whitehall Associates and KKR Partners under the Registration Rights Agreements, Holdings has filed or will file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-
                           ----------
          4 (including the Offering Circular/Prospectus (as defined below) and as amended, including pre-effective and post-effective amendments, and/or supplemented from time to time, the "Registration Statement") in order to register the Holdings
           ----------------------
          Shares under the Securities Act for purposes of the Exchange Offer and the Merger;

                                                                          2
                    WHEREAS, pursuant to the requirements of Form S-4, information concerning each party hereto will be included or incorporated by reference in such Registration Statement and the Offering Circular/Prospectus filed as a part thereof (as amended and/or supplemented from time to time, the "Offering Circular/
                                                      ------------------
          Prospectus") and, in order to facilitate the registration of the
          ----------
          Holdings Shares pursuant to the Registration Rights Agreements, Holdings has agreed to enter into this Agreement;

                    WHEREAS, following the effectiveness of the
          Registration Statement, Whitehall Associates and BAC will, in accordance with the Merger Agreement, commence the Exchange Offer and file with the Commission a Tender Offer Statement on Schedule 14D-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which Schedule 14D-1 will include as an exhibit
           ------------
          thereto and incorporate by reference the Registration Statement and the Offering Circular/Prospectus; and

                    WHEREAS, the parties hereto acknowledge that the information included or incorporated by reference in the Registration Statement has been furnished (i) in the case of information relating to Whitehall Associates and BAC and the Transactions, by Whitehall Associates and BAC, (ii) in the case of information relating to Borden, by Borden and (iii) in the case of information relating to Holdings, by Holdings, and the parties hereto desire to set forth their agreement with respect to indemnification of each other for such information in a manner consistent with the source of such information;

                    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                    Section 1.  Definitions.  As used in this Agreement,
                                -----------
          the term "Indemnified Party" means, as to a particular party or
                    -----------------
          parties hereto, each other party hereto, each affiliate of such other party and their respective directors and officers or general and limited partners (including any director, officer, affiliate, employee, agent and controlling person of any of the foregoing) and each other person, if any, who controls such other party within the meaning of the Securities Act.

                    Section 2.  Indemnification.  (a)  Whitehall Associates
                                ---------------
          and BAC, jointly and severally, shall, and each of them hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each Indemnified Party against any and all losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorney's fees and reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, the Exchange Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon:

                                                                          3
                    (i) any untrue statement or alleged untrue statement of any material fact; or

                   (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, contained in or omitted from the Whitehall/BAC Information (as hereinafter defined) included or incorporated by reference, or required to be included or incorporated by reference, in the Registration Statement (it being understood that whether information is required to be included or incorporated by reference or whether there has been an omission shall be determined without reference to any other information in the Registration Statement that is not Whitehall/BAC information) and Whitehall Associates and BAC, jointly and severally, will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any party hereto or any Indemnified Party and shall survive the transfer of the Holdings Shares under the Registration Statement.

                    "Whitehall/BAC Information" means the information which
                     -------------------------
          is included or incorporated by reference in the Registration Statement and is referred to under the caption "Whitehall/BAC Information" on Schedule A hereto, as such Schedule may be amended, supplemented or otherwise modified from time to time in accordance with Section 4 hereof (the "Schedule").
                                                 --------

                    (b) Borden shall, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each Indemnified Party against any and all losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorney's fees and reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, the Exchange Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon:

                    (i) any untrue statement or alleged untrue statement of any material fact; or

                   (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, contained in or omitted from the Borden Information (as hereinafter defined) included or incorporated by reference, or required to be included or incorporated by reference, in the Registration Statement (it being understood that whether information is required to be included or incorporated by reference or whether there has been an omission shall be determined without reference to any other information in the Registration Statement that is not Borden Information) and Borden will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any party hereto or any Indemnified Party and shall survive the transfer of the Holdings Shares under the Registration Statement.

                    "Borden Information" means the information which is
                     ------------------
          included or incorporated by reference in the Registration Statement and is referred to under the caption "Borden
          Information" on the Schedule.

                    (c) Holdings shall, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each Indemnified Party against any and all losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorney's fees and reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, the Exchange Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon:

                    (i) any untrue statement or alleged untrue statement of any material fact; or

                   (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, contained in or omitted from the Holdings Information (as hereinafter defined) included or incorporated by reference, or required or to be included or incorporated by reference, in the Registration Statement (it being understood that whether information is required to be included or incorporated by reference or whether there has been an omission shall be determined without reference to any other information in the Registration Statement that is not Holdings Information) and Holdings will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with

                                                                          5
          investigating or defending any such loss, claim, liability, action or proceeding. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any party hereto or any Indemnified Party and shall survive the transfer of the Holdings Shares under the Registration Statement.

                    "Holdings Information" means the information which is
                     --------------------
          included or incorporated by reference in the Registration Statement and is referred to under the caption "Holdings Information" on the Schedule.

                    (d) Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to the Section 1(a), (b) or (c), such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the
                                                     --------
          failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 1(a), (b) or (c), as the case may be, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified Party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                    (e)  If the indemnification provided for in this
          Section 1 shall for any reason be unavailable (including, without limitation, as a result of an inability to allocate responsibility for a material omission in accordance herewith to any party hereto) to or insufficient to hold harmless an Indemnified Party hereunder in respect of losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorney's fees and reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, the Exchange Act, common law or otherwise (or actions or proceedings in respect thereof), then

                                                                          6
          each indemnifying party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability, or expenses (or actions or proceedings in respect thereof), in such proportion as shall be appropriate to reflect the relative benefits received by such indemnifying party on the one hand and the Indemnified Party on the other from the offering and exchange of the Holdings Shares and the relative fault of the indemnifying party on the one hand and the Indemnified Party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or expenses (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits of a party hereunder shall be determined by reference to the benefits received by each of them from the offering of the Holdings Shares pursuant to the Registration Statement and the Exchange Offer. The relative fault of a party hereunder shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information referred to in
          Section 1(a), (b) or (c), as the case may be, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. Each party hereto agrees that it would not be just and equitable if contributions pursuant to this Section 1(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnifying party as a result of the loss, claim, damage or liability, or expenses (or action or proceeding in respect thereof) referred to above shall be deemed to include, for purposes of this Section 1(e), any legal or any other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such loss, claim, liability, action or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                    (f) Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 1 (with appropriate modifications) shall be given by each party hereto with respect to any required registration or other qualification of the Holdings Shares for purposes of the Exchange Offer and the Merger under any federal or state law or regulation or governmental authority other than the Securities Act.

                    (g) The obligations of the parties under this Section 1 shall be in addition to any liability which any party may otherwise have to any other party.

                    Section 3.  Parties in Interest.  This Agreement shall
                                -------------------
          be binding upon and inure solely to the benefit of each party hereto, and, with respect to the provisions of Section 1 shall




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                                                                          7
          inure to the benefit of the persons or entities benefitting from the provisions thereof who are intended to be third-party beneficiaries thereof. Except as provided in the preceding sentence, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

                    Section 4.  Amendments and Waivers.  The parties hereto
                                ----------------------
          acknowledge that the registration statement as originally filed may be amended by one or more pre-effective or post-effective amendments thereto. Subject to Section 5, the parties hereto agree to amend the Schedule to reflect the scope of the information for which each is providing indemnification hereunder in a manner consistent with the intention of the parties set forth in the fifth recital hereto. This Agreement may be otherwise amended and any party may take any action herein prohibited, or omit to take any action herein required to be performed by it, only if such party shall have obtained the written consent to such amendment, action or omission to act of each of the other parties hereto.

                    Section 5.  Cooperation; SEC Discussions.  Each party
                                ----------------------------
          hereto (a) agrees to cooperate with and provide assistance to the other parties in connection with the preparation and filing of the Registration Statement, (b) will be provided the opportunity to review each filing before it is made and (c) will be afforded the opportunity to receive and participate, to the extent reasonably practicable, in oral and written communications with the staff of the Commission in connection therewith. Each party shall be deemed to have consented to any information included in or omitted from a particular caption designated as its information on the Schedule unless, prior to the filing of the Registration Statement (or a particular amendment or supplement thereto), such party objects to the inclusion or omission of such information in writing (or orally if promptly confirmed in writing). Information to the inclusion or omission of which a party has timely objected in writing (the "Excluded Information")
                                                     --------------------
          shall not be Whitehall/BAC Information, Borden Information or Holdings Information, as the case may be, for purposes of Section 1 hereof. Notwithstanding the foregoing provisions of this
          Section 5(b), Excluded Information shall not include information incorporated by reference or derived (without material modification) from documents otherwise filed by the objecting party with the Commission.

                    Section 6.  Rights Under Other Agreements.  Except with
                                -----------------------------
          respect to rights to indemnification, each party agrees that nothing herein will limit or otherwise modify or affect any of its rights, duties or obligations under (a) in the case of Holdings, Whitehall Associates and the Purchaser, the Registration Rights Agreements or (b) in the case of Whitehall Associates, the Purchaser and Borden, the Merger Agreement.

                                                                          8
                    Section 7.  Notices.  All notices and other
                                -------
          communications provided for hereunder shall be in writing and shall be by first class mail, telex, telecopier or hand delivery:

                    If to Holdings:

                              1301 Avenue of the Americas
                              New York, New York  10019
                              Attention:  Lawrence R. Ricciardi, Esq.

                    with a copy to:

                              Davis Polk & Wardwell
                              450 Lexington Avenue
                              New York, New York  10017
                              Attention:  David W. Ferguson, Esq.

                    If to BAC or Whitehall Associates:

                              c/o Kohlberg Kravis Roberts & Co.
                              9 West 57th St., Suite 4200
                              New York, New York  10019
                              Attention:  Clifton S. Robbins

                    with a copy to:

                              Simpson Thacher & Bartlett
                              425 Lexington Avenue
                              New York, New York 10017
                              Attention:  David J. Sorkin, Esq.

                    If to Borden:

                              180 East Broad Street
                              Columbus, Ohio  43215
                              Attention:  Frank J. Tasco

                    with a copy to:

                              Wachtell, Lipton, Rosen & Katz
                              51 West 52nd Street
                              New York, New York  10019
                              Attention:  Andrew R. Brownstein, Esq.

          All such notices and communications shall be deemed to have been given or made (1) when delivered by hand, (2) five business days after being deposited in the mail, postage prepaid, or (3) when telecopied, receipt acknowledged.

                    Section 8.  Governing Law.  This Agreement shall be
                                -------------
          governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed therein. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of New York










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                                                                          9
          in any action or proceeding arising out of or relating to this Agreement.

                    Section 9.  Descriptive Headings.  The descriptive
                                --------------------
          headings used herein are inserted for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

                    Section 10.  Counterparts.  This Agreement may be
                                 ------------
          executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                    Section 11.  Severability.  In the event that any one
                                 ------------
          or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality or enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                        [Signatures appear on following page.]





























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                                                                         10
                    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

                                          RJR NABISCO HOLDINGS CORP.


                                          By:
                                               --------------------------
                                               Name:
                                               Title:

                                          WHITEHALL ASSOCIATES, L.P.

                                          By:  KKR Associates, a limited
                                               partnership, its General
                                               Partner


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                          BORDEN ACQUISITION CORP.


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                          BORDEN, INC.


                                          By:
                                             -------------------------------
                                             Name:
                                             Title:

                                      Schedule A
                                      ----------
                            (Dated as of November 8, 1994)

                              Whitehall/BAC Information
                              -------------------------

                    (a) The inside and outside front and back cover pages of the Offering Circular/Prospectus.

                    (b)  The information in the Offering
          Circular/Prospectus under the captions:

                    "Available Information" (insofar as it relates to
               Whitehall Associates or BAC); "Summary--The Purchaser and the Common Stock Partnerships" and "--The Exchange Offer, the Merger and Related Transactions"; "Certain Significant Considerations--Information Concerning the Transactions" (other than the second paragraph under "--Possible Loss of Stock Exchange Listing of Borden Common Stock"); "The Exchange Offer" (other than the third paragraph under "--Certain Regulatory Approvals and Legal Matters--Antitrust" and "--Pending Litigation"); "Description of Merger Agreement and Conditional Purchase/Option Agreement"; "Security Ownership of Certain Beneficial Owners and Management" (insofar as such information relates to KKR Associates);
               "The Purchaser and the Common Stock Partnerships"; and "Comparison of Rights of Holders of Borden and Holdings Common Stock".

                    (c) The last paragraph of Item 20 in Part II of the Registration Statement.

                    (d)  Exhibits 1.1, 2.1, 2.2, 99.1, 99.2, 99.3, 99.4 and
          99.5 of the Registration Statement, and Item 21 in Part II of the Registration Statement with respect to such Exhibits.


                                  Borden Information
                                  ------------------

                    (a)  The information in the Offering
          Circular/Prospectus under the captions:

                    "Available Information" (insofar as it relates to
               Borden); "Incorporation of Certain Documents by Reference" and the documents incorporated or deemed to be incorporated by reference thereby (insofar as it lists documents filed by Borden, documents subsequently filed by Borden and where Borden documents may be obtained); "Summary--Borden, Inc.," "--Comparative Market Prices and Dividends" and "--Comparison of Certain Historical Per Share Data" (insofar as the information relates to per share data of Borden) and "--Borden, Inc. Summary Historical Consolidated Financial Data"; "Certain Significant Considerations--Information Concerning the Transactions" (solely with respect to the second paragraph under "--Possible Loss of Stock Exchange Listing of Borden Common Stock"); "The Exchange Offer" (solely with respect to the third paragraph under "--Certain

                                                                          2
               Regulatory Approvals and Legal Matters--Antitrust" and "--Pending Litigation--Litigation Against Borden"); "Borden, Inc."; "Borden, Inc. Selected Historical Consolidated Financial Data"; "Description of Borden Capital Stock and Rights"; and "Experts" (insofar as it relates to Borden's financial statements and auditors).

                    (b)  Exhibit 23.2 of the Registration Statement, and
          Item 21 in Part II of the Registration Statement with respect to such Exhibit.


                                 Holdings Information
                                 --------------------

                    (a)  The information in the Offering
          Circular/Prospectus under the captions:

                    "Available Information" (insofar as it relates to
               Holdings); "Incorporation of Certain Documents By Reference" and the documents incorporated or deemed to be incorporated by reference thereby (insofar as it lists documents filed by Holdings, documents subsequently filed by Holdings and where Holdings documents may be obtained); "Summary--RJR Nabisco Holdings Corp.", "--Comparative Market Prices and Dividends" (insofar as the information relates to market prices and dividends of Holdings), "--Comparison of Certain Historical and Per Share Data (insofar as the information relates to per share data of Holdings), "--RJR Nabisco Holdings Corp. Summary Historical Consolidated Financial Data" and "--RJR Nabisco Holdings Corp. Summary Pro Forma Consolidated Financial Data"; "Certain Significant Considerations--Information Concerning Holdings"; "The Exchange Offer--Pending Litigation--Litigation Against Holdings"; "RJR Nabisco Holdings Corp."; "RJR Nabisco Holdings Corp. Selected Historical Consolidated Financial Data"; "RJR Nabisco Holdings Corp. Selected Pro Forma Consolidated Financial Data"; "Security Ownership of Certain Beneficial Owners and Management" (other than information relating to KKR Associates); "Description of Holdings Capital Stock"; "Legal Matters"; and "Experts" (insofar as it relates to Holdings' financial statements and auditors).

                    (b)  Item 20 (other than the last paragraph thereof) in
          Part II of the Registration Statement.

                    (c) The Exhibits of the Registration Statement (other than Exhibits 1.1, 2.1, 2.2, 10.50, 23.2, 99.1, 99.2, 99.3, 99.4
          and 99.5), and Item 21 in Part II of the Registration Statement relating to such Exhibits (other than Exhibits 1.1, 2.1, 2.2, 10.50, 23.2, 99.1, 99.2, 99.3, 99.4 and 99.5).

                    (d) Item 22 in Part II of the Registration Statement, and the Signature Pages of the Registration Statement.